UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 3, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release Re: Proposed Offering
EX-99.2 Press Release Re: Offer to Purchase

Item 5. Other Events.

On June 3, 2003, LodgeNet Entertainment Corporation (the “Company”) announced a proposed public offering of up to $185 million of senior subordinated notes. The Company also announced on June 3, 2003 an offer to purchase and related consent solicitation relating to its outstanding 10-1/4% Senior Notes due 2006. Copies of the press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated June 3, 2003, regarding proposed offering of senior subordinated notes.
99.2	Press release dated June 3, 2003, regarding offer to purchase and related consent solicitation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: June 5, 2003	By	/s/ Scott C. Petersen

Scott C. Petersen
	Its	President and Chief Executive Officer

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EXHIBIT INDEX

99.1	Press release dated June 3, 2003, regarding proposed offering of senior subordinated notes.

99.2	Press release dated June 3, 2003, regarding offer to purchase and related consent solicitation.

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